Exhibit 4.1

FRPC CUSIP 305560 30 2 FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF FAIRPOINT COMMUNICATIONS, INC., transferable only on the share register of the Corporation, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or assigned. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile Seal of the Corporation and the facsimile signatures of its duly authorized officers to be hereunto affixed. Dated: FAIRPOINT COMMUNICATIONS, INC. INCORPORATED IIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIIII DELAWARE SEAL Executive Vice President, General Counsel and Secretary THIS CERTIFIES THAT IS THE RECORD HOLDER OF a Delaware Corporation COMMON STOCK COMMON STOCK THIS CERTIFICATE IS TRANSFERABLE IN JERSEY CITY, NJ, NEW YORK, NY AND PITTSBURGH, PA COUNTERSIGNED AND REGISTERED: THE BANK OF NEW YORK MELLON TRANSFER AGENT AND REGISTRAR BY: AUTHORIZED SIGNATURE Vice President and Treasurer AMERICAN BANK NOTE COMPANY.

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS, AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17AD-15. TEN COM — as tenants in common TEN ENT — as tenants by the entireties JT TEN — as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT — Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State) Additional abbreviations may also be used though not in the above list. FOR VALUE RECEIVED, HEREBY SELL, ASSIGN AND TRANSFER UNTO PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE) Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises. Dated THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. X X NOTICE: The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations: SIGNATURE(S) GUARANTEED: KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE. FairPoint Communications, Inc. will furnish to any shareholder, on request in writing and without charge, a statement of the designations, relative rights, preferences and limitations applicable to each class of the Corporation’s stock, the variations in rights, preferences and limitations determined for each series of the Corporation’s stock, and the authority of the Corporation’s board of directors to determine variations for future series of the Corporation’s stock. Requests should be directed to the Corporation’s General Counsel at FairPoint Communications, Inc., 521 E. Morehead Street, Suite 500, Charlotte, NC, 28202.